================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                                FEBRUARY 5, 2003
               (Date of Report (Date of Earliest Event Reported))



                        MUNICIPAL MORTGAGE & EQUITY, LLC
             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                  011-11981                   52-1449733
(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)            File Number)           Identification Number)



              218 NORTH CHARLES STREET, SUITE 500            21201
                      BALTIMORE, MARYLAND                  (Zip Code)
           (Address of Principal Executive Offices)



                                 (443) 263-2900
              (Registrant's Telephone Number, Including Area Code)


================================================================================

ITEM 5.  OTHER EVENTS.

         On February 5, 2003, Municipal Mortgage & Equity, LLC (the "Registrant"), announced the pricing of an underwritten offering of 2,800,000 of common shares and that the Registrant had granted the underwriters an overallotment option of up to 420,000 additional shares (the "Offering"). Reference is made to the press release, dated February 5, 2003, annexed hereto as Exhibit 20.1, for further information regarding the Offering.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits.

                  Exhibit No.                Description of Document

                     1.1 Purchase Agreement, dated February 5, 2003, among the Registrant and the several Underwriters named therein.

                    20.1 Press release, dated February 5, 2003, announcing the pricing of the Offering.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        MUNICIPAL MORTGAGE & EQUITY, LLC



Date:    February 6, 2003               By: /S/ William S. Harrison
                                            ------------------------------------
                                             William S. Harrison
                                             Senior Vice President and
                                             Chief Financial Officer